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                                                                    EXHIBIT 10.6

                    SCHEDULE TO FORM OF HCRI OPTION AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


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
                COMPANY         LESSOR            LESSOR'S        LOCATION        MANAGEMENT
                                                  STATE OF                        FIRM
                                                  INCORPORATION
LEBANON,        Financial       Pennsylvania      Pennsylvania    Lebanon         Balanced
PENNSYLVANIA    Care            BCC                               County,         Care at
                Investors of    Properties,                       Pennsylvania    Lebanon, Inc.
                Lebanon, LLC    Inc.
LOYALSOCK,      Financial       Pennsylvania      Pennsylvania    Lycoming        Balanced
PENNSYLVANIA    Care            BCC                               County,         Care at
                Investors of    Properties,                       Pennsylvania    Loyalsock,
                Loyalsock,      Inc.                                              Inc.
                LLC
WESTERVILLE,    Financial       HCN BCC           Delaware        Franklin        Balanced
OHIO            Care            Holdings, Inc.                    County, Ohio    Care at
                Investors of                                                      Westerville,
                Westerville,                                                      Inc.
                LLC
MORRISTOWN,     Financial       HCN BCC           Delaware        Hamblen         Balanced
TENNESSEE       Care            Holdings, Inc.                    County,         Care at
                Investors of                                      Tennessee       Morristown,
                Morristown,                                                       Inc.
                LLC
OAK RIDGE,      Financial       HCN BCC           Delaware        Anderson        Balanced
TENNESSEE       Care            Holdings, Inc.                    County,         Care at Oak
                Investors of                                      Tennessee       Ridge, Inc.
                Oak Ridge,
                LLC
SAGAMORE        Financial       HCN BCC           Delaware        Summit          Balanced
HILLS, OHIO     Care            Holdings, Inc.                    County, Ohio    Care at
                Investors of                                                      Sagamore
                Sagamore                                                          Hills, Inc.
                Hills, LLC
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